EXHIBIT 10.22(o)

                        AMENDMENT TO THE OCTOBER 27, 1996
                              SETTLEMENT AGREEMENT
                              --------------------


     THIS AMENDMENT TO THE OCTOBER 27, 1996 SETTLEMENT AGREEMENT is made and entered into as of this 1st day of March, 1997, by and among DAVID L. FRIEDMAN of Boulder, Colorado, individually and is his capacity as Trustee of the AMETHYST E.G. MONTFORT REVOCABLE TRUST, MICHAEL C. TYLER of Camden, Maine, MICHAEL B. PRIOR of Portland, Maine, DANIEL J. MAGUIRE of Harpswell, Maine, TERRI-LEE BROWN of Bangor, Maine, ROBERT B. GASS and JUDITH EPSTEIN GASS of Boulder, Colorado, ANNE HESS of Stillwater, Maine, MARK SARKADY of Boston,
Massachusetts,  PETER  R.  TROAST  of South  Freeport,  Maine,  JUDITH  SMITH of
Orrington, Maine, CHRISTINE M. BOISVERT of Springvale, Maine, RICHARD A. BOISVERT of Springvale, Maine, MARY T. BAYER of Portland, Maine, LEON M. BRESLOFF of Portland, Maine, ELEANOR J. GOLDBERG of Portland, Maine, D. WAYNE SILBY of Washington D.C., DAVID P. SYLVESTER of Waterville, Maine, SARA J. SYLVESTER of Waterville, Maine (each referred to as a "Holder" and collectively as the "Holders"), BIRCH GROVE MANAGEMENT COMPANY, INC., a Maine corporation, CEDAR RIDGE MANAGEMENT, INC., a Maine corporation, CEDAR RIDGE NURSING CARE CENTER ASSOCIATES, a Maine limited partnership, HARBOR HILL LIMITED LIABILITY COMPANY, a Maine limited liability company, HOMEWOOD LIMITED PARTNERSHIP, a Maine limited partnership, NURSING ADMINISTRATORS, INC., a Maine corporation, OAK GROVE MANAGEMENT COMPANY, INC., a Maine corporation, PINE POINT NURSING CARE CENTER, INC., a Maine corporation, RIVERRIDGE MANAGEMENT, INC., a Maine corporation, RIVER RIDGE ASSOCIATES, a Maine general partnership, SANDY RIVER DEVELOPMENT, INC., a Maine corporation, SANDY RIVER GROUP, a Maine corporation, SPRINGBROOK ASSOCIATES, a Maine general partnership, SPRINGBROOK MANAGEMENT, INC., a Maine corporation, SRG/HOMEWOOD, INC., a Maine corporation, SRG/WINDWARD GARDENS, INC., a Maine corporation, THE WILLOWS MANAGEMENT COMPANY, INC., a Maine corporation, WILSON STREAM MANAGEMENT, INC., a Maine corporation, WINDWARD GARDENS LIMITED PARTNERSHIP, a Maine limited partnership, WOODFORD PARK NURSING CARE CENTER, INC., a Maine corporation (collectively the "SRG Entities") and SANDY RIVER HEALTH SYSTEM LLC, a Maine limited liability company, as agent for the SRG Entities ("SRHS"), and COMMUNITY CARE OF AMERICA, INC., and CCA OF MAINE, INC., both being Delaware corporations with their principal places of business in Naples, Florida (collectively "CCA") and CCA acting on behalf of MEDICAL SUPPLY OF AMERICA and REHAB AMBASSADORS, such entities being affiliates of CCA.

                              W I T N E S S E T H:

     WHEREAS, certain of the Holders and CCA entered into a certain Purchase Option Agreement, dated June 23, 1995 (the "Option Agreement"); and

     WHEREAS, certain of the Holders and CCA entered into a certain Stock Purchase Agreement, dated November 1, 1995 (the "Purchase Agreement"); and


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     WHEREAS,  pursuant to the Option  Agreement and the Purchase  Agreement CCA
issued to the Holders an aggregate of 219,798 shares of common stock, par value $.0025 per share, of CCA (the "CCA Shares") and granted to the Holders the right to require CCA to purchase the CCA Shares back from the Holders at stated prices and terms (the "Put Option"); and

     WHEREAS, in October, 1996, certain of the SRG Entities commenced suit against CCA, for injunctive and other relief, in the State of Maine, Superior Court (Androscoggin County), Docket No. CV-96-___ (the "Lawsuit); and

     WHEREAS, all the parties to this Amendment entered into a Settlement Agreement dated October 27, 1996 (the "Settlement Agreement"), attached hereto as Exhibit A, to resolve the issues raised by the Lawsuit and to modify certain portions of the Option Agreement; and

     WHEREAS, pursuant to the Settlement Agreement, CCA acknowledged that the Holders had exercised the Put Option and the Holders agreed not to demand payment on the Put Option from CCA until the earlier of a "Sale Transaction" as defined in the Settlement Agreement or February 28, 1997; and

     WHEREAS, pursuant to Section 5(b) of the Settlement Agreement, the Holders have now properly demanded payment from CCA of the stock put to CCA; and

     WHEREAS, CCA has failed to timely pay for the stock put to CCA pursuant to the Settlement Agreement and now seeks to amend the Settlement Agreement with respect to its payment obligation; and

     WHEREAS, the parties to this Amendment have determined that it is in their mutual best interest to amend Sections 5(b), 6 and 7 of the Settlement Agreement, on the terms and conditions set forth in this Amendment; and

     WHEREAS, except as specifically amended herein, the Settlement Agreement remains in full force and effect.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties amend Sections 5(b), 6 and 7 of the Settlement Agreement as follows:

     1. AMOUNT TO BE PAID BY CCA. In full satisfaction and discharge of its obligation to purchase the common stock of CCA pursuant to Sections 5(b) and 6 of the Settlement Agreement, CCA shall pay to the Holders the aggregate sum of Two Million One Hundred Eighty-One Thousand Seven and 19/100 Dollars ($2,181,007.19), payable as follows:


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          (i)  CCA  shall  pay to the  Holders  Five  Hundred  Thousand  Dollars
     ($500,000.00) in cash simultaneously with the execution by all parties of this Amendment; and

          (ii) On the earlier of either (a) September 1, 1997, or (b) the sale of all or substantially all of the assets of CCA or the sale of a majority of the issued and outstanding shares of stock of CCA to a third party, or the merger of CCA with or into another entity, or any similar type of transaction, CCA will pay to the Holders the remaining principal, One
     Million Six Hundred Eighty-One Thousand Seven and 19/100 Dollars ($1,681,007.19), together with interest accruing from February 28, 1997 on the principal amount outstanding from time to time at the rate of 8.50% per annum. CCA shall pay interest to Holders on the thirtieth (30th) day of every month until final payment, commencing with the first interest payment due on or before April 30, 1997.

     2. MEANS OF PAYMENT. All amounts to be paid by CCA pursuant to Section 1 above shall be paid as follows: by wire transfer to: Key Bank, One Canal Plaza, Portland, Maine 04101, ABA #011200608; for the account of: Curtis Thaxter Stevens Broder & Micoleau LLC, client escrow account #002-1929-0. Payment shall be deemed to have been made on the date on which the wire transfer is complete.

     3. SECURITY FOR PAYMENT. As security for payment, simultaneously with the execution by all parties of this Amendment, CCA shall deliver to James N. Broder, as escrow agent for Holders, a Promissory Note of CCA, dated as of March 1, 1997 in the principal amount of One Million Six Hundred Eighty-One Thousand Seven and 19/100 Dollars ($1,681,007.19) payable to Holders, such Note in form and substance identical to that attached hereto as Exhibit B. As stated in Exhibit B, interest shall accrue from February 28, 1997 on the principal amount outstanding from time to time at the rate of 8.50% per annum; the Note shall require CCA to pay interest to Holders on the thirtieth (30th) day of every month until final payment, commencing with the first interest payment due on or before April 30, 1997.

     4. SALE OF SHARES.

          (a) The Holders agree to deliver to John Hock of Smith Barney, Inc., Philadelphia, Pennsylvania, (or other stock broker identified by CCA if John Hock is unwilling to accept delivery of the CCA Shares) all certificates representing the CCA Shares, together with duly executed stock powers and such other documents as may be reasonably necessary or appropriate to effect the transfer of the CCA Shares as aforesaid. The Holders agree through John Hock to sell all of the CCA Shares over a period of thirty (30) days, commencing no later than August 1, 1997 (the "Sale Period"), to the extent legally permissible under Rule 144 of the Securities and Exchange Commission under the Securities Act of 1933, as amended ("Rule 144"). CCA agrees to furnish a legal opinion to Holders and John Hock that the proposed sale of the CCA Shares complies with Rule 144. CCA further agrees to (i) indemnify and hold harmless the Holders and their agents from any claim against the Holders and/or their Agents made by

                                        3

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anyone  arising out of or  relating to the sale of the CCA Shares;  (ii) pay all legal costs, including attorneys fees, incurred by Holders related to any such claim; and (iii) assume the defense of any such claim. The Holders will instruct John Hock that the sale of the CCA Shares shall not at any time, in the aggregate, exceed Sixty Thousand (60,000) shares during any period of five (5) consecutive business days. CCA shall have no recourse to the Holders in the event John Hock fails to follow the foregoing instructions. The proceeds from the sale of the CCA Shares, net of all brokerage commissions and other expenses, shall be paid to the Holders in the manner described in Section 2 and automatically shall offset and reduce amounts owing under the Promissory Note on a dollar-for-dollar basis. The amount of such payment shall be applied first against unpaid fees and costs of collection of the note, then against accrued and unpaid interest and then against principal. Payment of the proceeds shall be made by wire transfer pursuant to the instructions set forth in Section 2 of this Amendment.

     5. APPOINTMENT OF AGENT WITH RESPECT TO HOLDERS' RECEIPT OF PAYMENTS FROM CCA. The Holders irrevocably appoint James N. Broder, Esquire, Curtis Thaxter Stevens Broder & Micoleau LLC, One Canal Plaza, Portland, Maine 04101 as agent (the "Escrow Agent") to receive all payments from CCA and/or proceeds from the sale of CCA Shares, as provided for in this Amendment. The Holders agree that upon receipt of any payments, the funds received, net of the Escrow Agent's expenses shall be disbursed according to the percentages set forth in Exhibit C attached hereto. Expenses include the Escrow Agent's fees for services since January 31, 1997 in connection with the Settlement Agreement, expenses incurred in connection with the negotiation and execution of this Amendment and such other expenses related to the delivery of CCA Shares and collection of funds as described herein. Payments from Escrow Agent to Holders shall be made by check drawn on the Curtis Thaxter Stevens Broder & Micoleau LLC client escrow account. The Holders expressly release the Escrow Agent from all liability arising from his service as Escrow Agent, except for his intentional tortious acts, it being acknowledged by the Holders that the Escrow Agent's willingness to serve is premised on this release of Escrow Agent. The Holders also authorize Escrow
Agent to deliver  the  certificates  evidencing  the CCA Shares as  required  in
Section 4 of this Amendment.

     6. REPRESENTATIONS AND WARRANTIES OF CCA AND CCA MAINE. CCA and CCA Maine jointly and severally warrant and represent to the Holders, the SRG Entities and SRHS as follows:

          (a) Each of CCA and CCA Maine is a validly created corporation in good standing under the laws of Delaware and has been authorized by all necessary corporate action to execute and deliver this Amendment and to complete the transactions described herein. Certified corporate resolutions to that effect will be delivered to Agent within five (5) days of execution of this Amendment;

          (b) Neither CCA nor CCA Maine is required to obtain the consent of any party in order to enter into this Amendment and to perform its respective obligations hereunder.


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          (c) Accept as  disclosed  on Exhibit D  attached  hereto,  there is no litigation pending or threatened, nor any proceeding before any other court or tribunal either pending or threatened against CCA or CCA Maine that would have a material adverse effect upon the performance by CCA or CCA Maine of their respective obligations under this Amendment.

     7. REPRESENTATIONS AND WARRANTIES BY THE SRG ENTITIES. The SRG Entities jointly and severally warrant to CCA and CCA Maine as follows:

          (a) Each of the SRG Entities is a validly created corporation, general partnership, limited partnership or limited liability company, as the case may be, in good standing under the laws of Maine and has been authorized by all necessary corporate action to execute and deliver this Amendment and to complete the transactions described herein.

          (b) None of the SRG Entities is required to obtain the consent of any party in order to enter into this Amendment and to perform its respective obligations hereunder.

     8. REPRESENTATIONS AND WARRANTIES BY SRHS. SRHS jointly and severally warrant to CCA and CCA Maine as follows:

          (a) SRHS is a validly created corporation, general partnership, limited partnership or limited liability company, as the case may be, in good standing under the laws of Maine and has been authorized by all necessary corporate action to execute and deliver this Amendment and to complete the transactions described herein.

          (b) SRHS is required to obtain the consent of any party in order to enter into this Amendment and to perform its respective obligations hereunder.

     9. REPRESENTATIONS AND WARRANTIES BY THE HOLDERS. The Holders jointly and severally warrant to CCA and CCA Maine as follows:

          (a) None of the Holders is required to obtain the consent of any party in order to enter into this Amendment and to perform his/her respective obligations hereunder.

     10. MISCELLANEOUS. This Amendment to the Settlement Agreement contains the entire agreement between the parties with respect to the amendment of the Settlement Agreement and the terms of this Amendment are actual and not a mere recital. As modified in this Amendment, the Settlement Agreement remains in full force and effect and the parties ratify and reaffirm their obligations to one another thereunder. CCA reaffirms its existing obligation contained in paragraph 7 of the Settlement Agreement that in the event CCA fails to make payment of or to otherwise perform under this Amendment and/or Settlement Agreement, the Holders shall be entitled to recover from CCA their reasonable legal fees and expenses in addition to any other damage incurred by reason of CCA's said failure. CCA agrees to pay Holders' legal fees and expenses incurred in negotiating and finalizing this Amendment within (ten) 10 days of

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presentment of a statement.  This Amendment may be executed in counterparts  all of which taken together shall constitute one enforceable instrument. The undersigned state that each has read this Amendment and knows the contents thereof and signs the same of its own free act. This Amendment shall be governed in accordance with the laws of the State of Maine.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                               COMMUNITY CARE OF AMERICA, INC.



                               By:__________________________________
                                     Deborah A. Lau, President and Chief
                                     Executive Officer


                               CCA OF MAINE, INC.



                               By:__________________________________
                                     Deborah A. Lau, President and Chief
                                     Executive Officer




                               -------------------------------------
                               David L. Friedman individually and as Trustee of the Amethyst E.G. Montfort Revocable
                               Trust



                               -------------------------------------
                                Michael C. Tyler



                               -------------------------------------
                                Michael B. Prior

                               -------------------------------------
                                Daniel J. Maguire



                               -------------------------------------
                                 Terri Lee Brown



                               -------------------------------------
                                 Robert B. Gass



                               -------------------------------------
                               Judith Epstein Gass



                               -------------------------------------
                               Anne Hess



                               -------------------------------------
                               Mark Sarkady



                               -------------------------------------
                                 Peter R. Troast



                               -------------------------------------
                               Judith Smith



                               -------------------------------------
                              Christine M. Boisvert

                               -------------------------------------
                               Richard A. Boisvert



                               -------------------------------------
                                  Mary T. Bayer



                               -------------------------------------
                                Leon M. Bresloff



                               -------------------------------------
                               Eleanor J. Goldberg




                               -------------------------------------
                                 D. Wayne Silby



                               -------------------------------------
                               David P. Sylvester



                               -------------------------------------
                                Sara J. Sylvester


                             BIRCH GROVE MANAGEMENT
                                 COMPANY, INC.,


                               By:_______________________________
                                     David L. Friedman, its President

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                               CEDAR RIDGE MANAGEMENT, INC.,


                               By:_______________________________
                                     David L. Friedman, its President


                               CEDAR RIDGE NURSING CARE CENTER
                               ASSOCIATES,

                               By:          SANDY RIVER GROUP, its
                                            General Partner

                               By:_______________________________
                                     David L. Friedman, its President


                               HARBOR HILL LIMITED LIABILITY
                               COMPANY


                               By:_______________________________
                                     David L. Friedman, its President


                               HOMEWOOD LIMITED PARTNERSHIP


                               By:_______________________________
                                     David L. Friedman, its President


                               NURSING ADMINISTRATORS, INC.


                               By:_______________________________
                                     David L. Friedman, its President

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                              OAK GROVE MANAGEMENT
                                  COMPANY, INC.


                               By:_______________________________
                                     David L. Friedman, its President


                               PINE POINT NURSING CARE CENTER,
                               INC.


                               By:_______________________________
                                     David L. Friedman, its President


                               RIVERRIDGE MANAGEMENT, INC.


                               By:_______________________________
                                     David L. Friedman, its President


                             RIVER RIDGE ASSOCIATES

                               By:          SANDY RIVER GROUP, its
                                            General Partner


                               By:_______________________________
                                     David L. Friedman, its President


                               SANDY RIVER DEVELOPMENT, INC.


                               By:_______________________________
                                     Michael C. Tyler, its President




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



                                SANDY RIVER GROUP


                               By:_______________________________
                                     David L. Friedman, its President


                             SPRINGBROOK ASSOCIATES

                               By:_______________________________
                                     SANDY RIVER GROUP, its
                                     General Partner


                               By:_______________________________
                                     David L. Friedman, its President


                               SPRINGBROOK MANAGEMENT, INC.


                               By:_______________________________
                                     David L. Friedman, its President


                               SRG/HOMEWOOD, INC.


                               By:_______________________________
                                     David L. Friedman, its President


                               SRG/WINDWARD GARDENS, INC.


                               By:_______________________________
                                     David L. Friedman, its President

                             THE WILLOWS MANAGEMENT
                                  COMPANY, INC.


                               By:_______________________________
                                     David L. Friedman, its President

                               WILSON STREAM MANAGEMENT, INC.


                               By:_______________________________
                                     David L. Friedman, its President


                               WINDWARD GARDENS LIMITED
                               PARTNERSHIP

                               By:_______________________________

                                            WINDWARD GARDENS
                                            LIMITED LIABILITY COMPANY,
                                            its General Partner


                               By:_______________________________
                                     David L. Friedman, its President


                               WOODFORD PARK NURSING CARE
                               CENTER, INC.


                               By:_______________________________
                                     David L. Friedman, its President


                               SANDY RIVER HEALTH SYSTEM LLC


                               By:_______________________________
                                     David L. Friedman, its Member


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